GOODWILL	12 Months Ended
Dec. 31, 2024
GOODWILL.
GOODWILL	GOODWILL
As of December 31, 2024 and 2023, goodwill was nil for each period. There was no activity for goodwill for the year ended December 31, 2024. The following are activities for goodwill for the year ended December 31, 2023 (in thousands):

Balance December 31, 2022	$37,798
Measurement Period Adjustments	114
Impairments During the Year	(37,912)
Balance December 31, 2023	$—
During the year ended December 31, 2023, management noted indications of impairment on the goodwill of its retail reportable segment and recorded an impairment expense of $23.8 million as a result of unforeseen changes in the market from more than expected retail competition. During the year ended December 31, 2023, management noted indications of impairment on the goodwill of its consumer packaged goods reportable segment and recorded an impairment expense of $14.1 million as a result of unforeseen changes in market demand in the consumer packaged goods market.